UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2009

GVI SECURITY SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas	75007
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Acquisition of Video Management Technology

On May 18, 2009, GVI Security Solutions, Inc. and its newly formed wholly-owned subsidiary GVI Video Management Solutions, LLC entered into (i) an Intellectual Property Assignment Agreement with PacketNVR, LLP and Omeon, Inc., and (ii) an Option Agreement with PNVR and Omeon, and related agreements.

Pursuant to these Agreements, GVI has acquired video management software and related technology and intellectual property from PacketNVR, which will be further developed and supported for GVI by Omeon.    GVI made an initial payment of $116,000 to PacketNVR upon execution of the Agreements.  Subject the to further development and modification of the technology to GVI’s specifications as set forth in the Agreements, and the achievement of specified sales milestones over a period of approximately 36 months from execution of the agreement, GVI will be obligated to make additional payments to PacketNVR and Omeon aggregating up to approximately $2,140,000.  In addition, in connection with this transaction, GVI issued to the developers of the technology a warrant to purchase 200,000 shares of Common Stock at an exercise price of $.75 per share, and 60,000 shares of restricted Common Stock.  Both the warrant and restricted stock are subject to vesting upon the achievement of specified sales targets.

The foregoing summary does not purport to be complete and is subject to and qualified by reference to the actual text of the agreements which have been filed as Exhibits to this Current Report on Form 8-K.

Share Repurchase and Lock-Up Agreement

On May 19, 2009, GVI repurchased 900,000 shares of Common Stock from Richard Kall at a price of $.25 per share ($225,000 in the aggregate).  Following such sale, Mr. Kall holds 1,200,000 shares of Common Stock.  Pursuant to an agreement executed by Mr. Kall in connection with the sale, he agreed not to sell any additional shares of Common Stock for a period of six months, and following such six-month period, not to sell in any calendar week more than the greater of (a) 25,000 shares of Common Stock, or (b) 10% of the aggregate trading volume of the Common Stock in the preceding calendar week.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 10.1	Intellectual Property Assignment Agreement, dated May 18, 2009, among GVI Security Solutions, Inc., GVI Video Management Solutions, LLC, PacketNVR, LLP and Omeon, Inc.

Exhibit 10.2	Option Agreement dated May 18, 2009, among GVI Security Solutions, Inc., GVI Video Management Solutions, LLC, PacketNVR, LLP and Omeon, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2009

GVI SECURITY SOLUTIONS, INC.

By:	/s/ Joseph Restivo
Name: Joseph Restivo
Title: Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

No.	Description

Exhibit 10.1	Intellectual Property Assignment Agreement, dated May 18, 2009, among GVI Security Solutions, Inc., GVI Video Management Solutions, LLC, PacketNVR, LLP and Omeon, Inc.

Exhibit 10.2	Option Agreement dated May 18, 2009, among GVI Security Solutions, Inc., GVI Video Management Solutions, LLC, PacketNVR, LLP and Omeon, Inc.